UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2026

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Corebridge Financial, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on September 16, 2026 (the “2026 Annual Meeting”), via live webcast, for the following purposes: (i) to elect eleven directors for a one-year term ending at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”); (ii) to approve the 2025 compensation of the Company’s named executive officers on an advisory basis; and (iii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 5, 2026.

As of the close of business on July 28, 2026, the record date for the 2026 Annual Meeting (the “Record Date”), 445,772,522 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), were issued and outstanding and entitled to vote at the 2026 Annual Meeting.

Set forth below are the voting results for the proposals considered and voted upon at the 2026 Annual Meeting.

1.Election of Directors. The nominees named below were elected to serve as directors for a one-year term ending at the 2027 Annual Meeting. The voting results for each of the nominees are as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Edward Bousa	347,978,835	13,017,564	255,162	6,547,481
Alan Colberg	330,928,769	30,272,488	50,304	6,547,481
Marc Costantini	360,046,991	1,152,208	52,362	6,547,481
Gilles Dellaert	358,762,185	2,233,647	255,729	6,547,481
Keith Gubbay	360,581,544	608,573	61,444	6,547,481
Hirotaka Inoue	359,859,303	1,302,724	89,534	6,547,481
Deborah Leone	357,971,449	3,228,121	51,991	6,547,481
Christopher Lynch	359,295,381	1,903,818	52,362	6,547,481
Colin J. Parris	357,193,010	3,990,384	68,167	6,547,481
Amy Schioldager	358,068,505	3,114,574	68,482	6,547,481
Tomohiro Yao	342,688,710	18,475,655	87,196	6,547,481

2.    Say on Pay. A proposal to approve the 2025 compensation of the Company’s named executive officers on an advisory basis. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
355,385,710	5,770,219	95,632	6,547,481
3.    Ratification of Appointment of Independent Registered Public Accounting Firm. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
367,005,639	725,213	68,190	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	September 17, 2026	By:	/s/Jeannette N. Pina
			Name:	Jeannette N. Pina
			Title:	Deputy General Counsel and Corporate Secretary